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                                                                    Exhibit 99.7

                                 REVOCABLE PROXY

                                   ENFIN, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                       ON
                        THE CONTROL SHARE ACQUISITION OF
                   ENFIN, INC. BY SECOND BANCORP INCORPORATED

                               _________ __, 1998

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF ENFIN, INC.

         The undersigned hereby appoints _____________, ______________ and ______________, or any one of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned, to vote all of the common shares of Enfin, Inc. ("Enfin") which the undersigned is entitled to vote at the Special Meeting of the Shareholders of Enfin to be held at the Radison Hotel, I-271 and Chagrin Blvd., Cleveland, Ohio, on ______ __, 1998, at _:_0 p.m., and at any and all adjournments thereof (the "Control Share Acquisition Special Meeting"), as follows:

1. The approval of the control share acquisition by Second Bancorp Incorporated ("Second Bancorp") of more than a majority of the voting power of Enfin, pursuant to and in accordance with the Agreement and Plan of Merger dated as of April 1, 1998, by and between Enfin and Second Bancorp (the "Agreement").

               FOR                AGAINST               ABSTAIN
               [ ]                  [ ]                   [ ]

2. In their discretion, upon such other matters as may properly come before the Control Share Acquisition Special Meeting.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE CONTROL SHARE ACQUISITION BY SECOND BANCORP.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE CONTROL SHARE ACQUISITION SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE CONTROL SHARE ACQUISITION SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE CONTROL SHARE ACQUISITION SPECIAL MEETING.

         Should the undersigned be present and elect to vote at the Control Share Acquisition Special Meeting or at any adjournment thereof and after notification to the Secretary of Enfin at the Control Share Acquisition Special Meeting of the shareholder's decision to terminate this proxy, then the powers of said attorneys and proxies shall be deemed terminated and of no further force and effect.






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         The undersigned acknowledges receipt from Enfin prior to the execution of this proxy of the Notice of the Control Share Acquisition Special Meeting and a Proxy Statement/Prospectus dated ______ __, 1998.

                                      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS
                                      PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE
                                      PREPAID ENVELOPE.

                                      Dated: ____________________, 1998

                                      Number of Shares:

                                      __________________________________________
                                      PRINT NAME OF SHAREHOLDER

                                      __________________________________________
                                      SIGNATURE OF SHAREHOLDER

                                      __________________________________________
                                      PRINT NAME OF SHAREHOLDER

                                      __________________________________________
                                      SIGNATURE OF SHAREHOLDER


                                      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                      ON THE ENVELOPE IN WHICH THIS CARD WAS
                                      ENTITLED. WHEN SIGNING AS ATTORNEY,
                                      EXECUTOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                                      YOUR FULL TITLE. IF SHARES ARE HELD
                                      JOINTLY, EACH HOLDER SHOULD SIGN.

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